SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Global Small Cap Fund
DWS Global Small Cap VIP
Effective on or about February 1, 2021, the summary prospectuses are supplemented as follows:
The following disclosure replaces the “Management process” disclosure contained in the “PRINCIPAL INVESTMENT STRATEGIES ” section of each fund's summary prospectus(es).
Management process. In choosing stocks, portfolio management uses proprietary quantitative models to identify and acquire holdings for the fund. The quantitative models are research based and identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different industry groupings. The fund’s portfolio is constructed based on this quantitative process that strives to maximize returns while maintaining a risk profile similar to the fund’s benchmark index. At the discretion of portfolio management, systematically selected securities may be excluded from the portfolio based upon additional fundamental considerations. Securities excluded on such discretion will be replaced by other systematically selected securities.
Portfolio management may consider information about Environmental, Social and Governance (ESG) issues in its fundamental research process and when making investment decisions.
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of each fund’s summary prospectus(es).
Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2021.
Peter Barsa, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Please Retain This Supplement for Future Reference
November 23, 2020
PROSTKR20-55